                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 21, 2000 (July 7, 2000)

                      ENDO PHARMACEUTICALS HOLDINGS INC.
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            (Exact name of registrant as specified in its charter)


DELAWARE                         39040                    13-4022871
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(State or other        (Commission File Number)           (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)


223 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania                                      19317
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(Address of principal executive offices)                       (Zip Code)


                                (610) 558-9800
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             (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.        Other Events.
               ------------

          On July 17, 2000, the Registrant completed its acquisition of Algos Pharmaceutical Corporation ("Algos") through a merger of Algos into the Registrant's wholly owned subsidiary, Endo Inc. (the "Merger"). In connection with the Merger and with respect to each share of Algos common stock, the Registrant issued one share of its common stock as well as one warrant to purchase additional shares of the Registrant's common stock in the future if certain contingencies are met (each, a "Warrant"). A copy of the final Warrant Agreement (which includes a copy of the final form of Warrant) is filed herewith as Exhibit 10.2, and is incorporated herein by reference.

          Immediately prior to the Merger, the Registrant also issued one warrant with respect to each share of the Registrant's common stock that was outstanding immediately prior to the Merger (each, a "Pre-Merger Warrant"). The Pre-Merger Warrant has different terms and conditions from the Warrant. A copy of the final Pre-Merger Warrant Agreement (which includes a copy of the final form of Pre-Merger Warrant) is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

          The Registrant also amended and restated its employee stock option plans immediately prior to the Merger. Copies of the forms of these final amended and restated stock option plans (which reflect the recapitalization of the Registrant that occurred immediately prior to the Merger) are filed herewith as Exhibits 10.22, 10.23, 10.24 and 10.25, and are incorporated herein by reference.

          Finally, on July 17, 2000, the Registrant issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.
               ---------------------------------

(a)  Financial Statements of Business Acquired.

          Not applicable.

                                       2
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(b)  Pro Forma Financial Information.

          Not applicable.

(c)   Exhibits.

Exhibit Number   Description
--------------   -----------


10.1 Pre-Merger Warrant Agreement (including final form of warrant), by and between Endo Pharmaceuticals Holdings Inc. and United States Trust Company of New York, as warrant agent

10.2 Warrant Agreement (including final form of warrant), by and between Endo Pharmaceuticals Holdings Inc. and United States Trust Company of New York, as warrant agent

10.22            Endo Pharma Amended and Restated 1997 Employee Stock Option
                 Plan

10.23            Endo Pharma Amended and Restated 1997 Executive Stock Option
                 Plan

10.24            Endo Pharma 2000 Supplemental Employee Stock Option Plan

10.25            Endo Pharma 2000 Supplemental Executive Stock Option Plan

99.1             Press release issued by Endo Pharmaceuticals Holdings Inc. on
                 July 17, 2000

                                       3
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         ENDO PHARMACEUTICALS HOLDINGS INC.
                                   (Registrant)


                         By: /s/ Carol A. Ammon
                             --------------------------------------------
                             Name: Carol A. Ammon
                             Title: President & Chief Executive Officer



Dated:  July 21, 2000

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                               INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------


10.1 Pre-Merger Warrant Agreement (including final form of warrant), by and between Endo Pharmaceuticals Holdings Inc. and United States Trust Company of New York, as warrant agent

10.2 Warrant Agreement (including final form of warrant), by and between Endo Pharmaceuticals Holdings Inc. and United States Trust Company of New York, as warrant agent

10.22               Endo Pharma Amended and Restated 1997 Employee Stock Option
                    Plan

10.23               Endo Pharma Amended and Restated 1997 Executive Stock Option
                    Plan

10.24               Endo Pharma 2000 Supplemental Employee Stock Option Plan

10.25               Endo Pharma 2000 Supplemental Executive Stock Option Plan

99.1                Press release issued by Endo Pharmaceuticals Holdings Inc.
                    on July 17, 2000

                                       5